Exhibit 10.2

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Statement of Work

To the Agreement between RADIUS HEALTH, INC. (“RADIUS”) and LONZA Sales AG dated 16 of October 2007

Supplemental analytical services

Number	RDS-001-SC004
Product Code/Name	RDS-001 Abaloparatide
Description of the proposed change:	Supplemental services requested by Radius: 1) Manufacturing of an RS solution and supply of 60 vials to Vetter 2) Additional LC-MS analysis (M-076-RDS-001) and reissue a new CoA of batch 2AN1.

Price Agreed	1. [*]€ 2. [*]€ Total: [*]€
Radius	Name: Naveen Palwai Signature: /s/ Naveen Palwai	Date : 11 Mar 2016
Radius	Name:  ~~Wajiha Khan~~ David Hanley Signature: /s/ David Hanley	Date : 11 Mar 2016
Lonza Sales AG	Name : Paul Tastenhoye Signature : /s/ Paul Tastenhoye	Date: 11/03/2016
Lonza Sales AG	Name : Frederique Mutterer Signature : /s/ Frederique Mutterer	Date : 11/03/16

Additional notes: /

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Detailed description of the proposed change

Activity 1: Manufacturing of an RS solution and supply of 60 vials to Vetter. Radius to communicate which reference standard is to be used for this liquid reference solution.

Activity 2: Additional LC-MS analysis (M-076-RDS-001) and reissue a new CoA of batch 2AN1.

Timescale

Activity 1: By mid-May

Activity 2: By March 25th (prior to NDA filing)

Price and Terms of Payment

1.                  Price

•                  Activity 1: [*]€

•                  Activity 2: [*]€

•                  Total price: [*]€

2.      Payment

100% upon completion

oooOOOooo

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.